UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 7, 2022

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Financial Officer.

On December 7, 2022, Michael Rossi notified Harvard Bioscience, Inc. (the “Company”) of his resignation as Chief Financial Officer and Treasurer, effective December 31, 2022. Mr. Rossi will remain with the Company through May 10, 2023 to provide transition assistance.

(c) Appointment of Interim Chief Financial Officer.

On December 8, 2022, the Company appointed Jennifer Cote to serve as Interim Chief Financial Officer and Treasurer effective upon Mr. Rossi’s resignation. In this role, Ms. Cote will also serve as the Company’s principal financial officer and principal accounting officer.

Ms. Cote, age 51, joined the Company as its Vice President of Global Finance in May 2022. Prior to joining the Company, Ms. Cote held various financial, strategy, and operating roles of increasing responsibility at Bose Corporation, a leading supplier of speakers, headphones, electronics and other related products for the consumer audio, automotive, health, and professional audio market from 1999 to March 2022. She served as Bose’s Head of Global Business Services – Strategy Enablement and Finance Services from September 2019 to March 2022 and Global Service Owner for Finance Services from December 2016 to September 2019. Ms. Cote’s previous roles at Bose included Head of Finance for Bose’s Headphones Business Unit and Head of Global Business Operations and Head of Finance for its Professional Systems Division. Earlier in her career, Ms. Cote held various positions of increasing responsibility, including Audit Manager, at Arthur Andersen LLP. A Certified Public Accountant and Chartered Global Management Accountant, Mr. Cote holds a Bachelor of Science in Accountancy from Villanova University.

An amendment will be filed to this Form 8-K when the Company has finalized the terms of Ms. Cote’s compensation arrangements with the Company.

Item 8.01 Other Events

On December 12, 2022, the Company issued a press release in connection with Mr. Rossi’s resignation as Chief Financial Officer and Treasurer and Ms. Cote’s appointment as Interim Chief Financial Officer and Treasurer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 12, 2022
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: December 12, 2022	By:	/s/ John Fry
John Fry
Chief Legal Counsel and Secretary